UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2014

BALLY TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-31558	88-0104066
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6601 S. Bermuda Rd., Las Vegas, Nevada		89119
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 1, 2014, Bally Technologies, Inc., a Nevada corporation (the “Company”), issued a press release announcing that on August 1, 2014 the Company entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Scientific Games Corporation, a Delaware corporation ("Scientific Games"), Scientific Games Nevada, Inc., a Nevada corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), Scientific Games International, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Financing Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Scientific Games. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Additionally, on August 1, 2014, the Company distributed the following materials, copies of which are attached hereto as exhibits and incorporated herein by reference:

•         Letter to Employees (Exhibit 99.2)

•         Frequently Asked Questions (Exhibit 99.3)

Forward Looking Statements

This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Although we believe the expectations reflected in any forward-looking statements are reasonable, they involve known and unknown risks and uncertainties, are not guarantees of future performance, and actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements and any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Bally Technologies, Inc. (the “Company”) or its business or operations. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the shareholders of the Company to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of the Company and Scientific Games to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of the Company; (5) the ability of the Company to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by Scientific Games to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K for the year ended June 30, 2013, as supplemented by the risks described Part II, Item 1A of our Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2013, and our more recent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company and Scientific Games. The proposed transaction will be submitted to the shareholders of the Company for their consideration. In connection with the proposed transaction, the Company will prepare a proxy statement to be filed with the SEC. The Company and Scientific Games also plan to file with the SEC other documents regarding the proposed transaction. THE COMPANY’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to the Company’s Investor Relations website page at http://investor.ballytech.com or by contacting Investor Relations by mail to Bally Technologies, Inc., Attn: Investor Relations, 6650 S. El Camino Road, Las Vegas, Nevada 89118.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the meeting of shareholders that will be held to consider the proposed Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2013 Annual Meeting of Shareholders, which was filed with the SEC on October 28, 2013. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release of Bally Technologies, Inc., dated August 1, 2014
99.2	Letter to Employees distributed on August 1, 2014 by Bally Technologies, Inc.
99.3	Frequently Asked Questions distributed on August 1, 2014 by Bally Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHFL entertainment, Inc.

Date: August 1, 2014	By:	/S/ KATHRYN S. LEVER
Kathryn S. Lever Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Bally Technologies, Inc., dated August 1, 2014
99.2	Letter to Employees distributed on August 1, 2014 by Bally Technologies, Inc.
99.3	Frequently Asked Questions distributed on August 1, 2014 by Bally Technologies, Inc.